UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2020

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2220 Lundy Avenue, San Jose, CA		95131-1816
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	QUIK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

Relief for Form 10-Q Filing

QuickLogic Corporation (“we,” “our”, or the “Company”) will be relying on the U.S. Securities and Exchange Commission’s (“SEC”) “Order under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies” dated March 25, 2020 (Release No. 34-88465) (the “Order”) to postpone the filing of its Quarterly Report on Form 10-Q for the quarter ended March 29, 2020 (the “Form 10-Q”), due to circumstances related to the novel coronavirus (“COVID-19”).

The impact of COVID-19 on the Company and its employees, including the impact of the Company’s work-from-home policy implemented to protect its global workforce, has resulted in more restricted access to facilities and books and records, which has slowed the Company’s routine quarterly financial statement close process.

The postponement of the filing of the Form 10-Q will allow the Company additional time to process its quarterly financial information, as well as prepare additional disclosures regarding these impacts on its business. The Company expects to file its Quarterly Report on or about May 22, 2020 (but in any event no later than June 22, 2020, which is 45 days from the Quarterly Report’s original filing deadline of May 8, 2020).

Risk Factor Update

The Company is providing the following risk factor to supplement the risk factors previously disclosed in Part I, Item 1A, Risk Factors, of the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2019.

The outbreak of COVID-19 could have a material adverse effect on our business, cash flows and results of operations.

On January 30, 2020, the World Health Organization (“WHO”) declared a global emergency due to the COVID-19 pandemic, and on February 28, 2020, the WHO raised its assessment of the threat from high to very high at a global level. The outbreak has resulted in significant governmental measures being implemented to control the spread of COVID-19, including, among others, restrictions on travel, business operations and the movement of people in many regions of the world in which the Company operates, and the imposition of shelter-in-place or similarly restrictive work-from-home orders impacting many of the Company’s offices and employees, including those located in the United States.

As a result, the Company has temporarily closed or substantially limited the presence of personnel in its offices in several impacted locations, implemented travel restrictions and withdrawn from various industry events. The impact of the Company’s work-from-home policy that was implemented to protect its global workforce has contributed to delays in certain operational processes, including its routine quarterly financial statement close process for the first quarter of fiscal 2020. The Company has also experienced some disruption and delays in its supply chain, customer deployment plans, and logistics challenges, including certain limitations on its ability to access customer fulfillment and service sites. The Company expects these existing conditions to have an adverse impact on its revenue and results of operations for the second quarter of fiscal 2020 and, possibly, in future quarters during the current fiscal year.

The COVID-19 pandemic and its potential effects on the Company’s business in its fiscal 2020 remain dynamic, and the broader implications for its business and results of operations remain uncertain. These implications could include further disruptions or restrictions on the Company’s ability to source, manufacture or distribute its products, including temporary disruptions to the facilities of its contract manufacturers in China, Taiwan, Philippines and Singapore, or the facilities of its suppliers and their contract manufacturers globally. Additionally, multiple countries have imposed and may further impose restrictions on business operations and movement of people and products to limit the spread of COVID-19. Delays in production or delivery of components or raw materials that are part of the Company’s global supply chain due to restrictions imposed to limit the spread of COVID-19 could delay or inhibit its ability to obtain the supply of components and finished goods. If COVID-19 becomes more prevalent in the locations where the Company, its customers or suppliers conduct business, or the Company experiences more pronounced disruptions in its operations, the Company may experience constrained supply or curtailed demand that may materially adversely impact its business and results of operations. In addition, any other widespread health crisis that could adversely affect global and regional economies, financial markets and overall demand environment for the Company's products could have a material adverse effect on the Company’s business, cash flows or results of operations.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” related to the Company that involve substantial risks, uncertainties and assumptions that, if they never materialize or prove incorrect, could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These statements are subject to numerous risks and uncertainties and are often identified by the use of words such as “will”, “could”, “expect”, or “may” and similar expressions or variations. Such forward-looking statements include, but are not limited to, the following: the Company’s ability to rely on the Order to delay the filing of its Form 10-Q, the Company’s timeline for its quarterly financial statement close process and expected filing date of its Form 10-Q, and the impact of COVID-19 on the Company’s operations and financial performance, including supply chain impacts. These statements are based on the beliefs and assumptions of the Company’s management based on information currently available to management. These statements are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2020	QuickLogic Corporation

/s/ Suping (Sue) Cheung
Suping (Sue) Cheung Vice President, Finance and Chief Financial Officer